SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 17, 2006


                         AMERIPRISE CERTIFICATE COMPANY
             (Exact name of registrant as specified in its charter)

Delaware                                   2-23772           41-6009975
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(State or other jurisdiction of   (Commission file Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


52 Ameriprise Financial Center, Minneapolis, Minnesota  55474
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(Address of principal executive offices)                (Zip Code)


(Registrant's telephone number, including area code) (612) 671-3131

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(Former name or address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 11, 2006, Paula R. Meyer, President and Director of Ameriprise Certificate Company, announced her intention to resign effective August 4, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGISTRANT                      AMERIPRISE CERTIFICATE COMPANY




DATE: July 17, 2006               /s/ Brian J. McGrane
                                  --------------------
                                      Brian J. McGrane
                                      Vice President and Chief Financial Officer